UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

VALERO L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2006, Valero L.P. entered into an amended and restated omnibus agreement (the “New Omnibus Agreement”) by and among Valero L.P., Riverwalk Logistics, L.P., the general partner of Valero L.P. (“Riverwalk Logistics”), Valero Energy Corporation (“Valero Energy”), Valero GP, LLC, the general partner of Riverwalk Logistics and a wholly owned subsidiary of Valero Energy, and Valero Logistics Operations, L.P., Valero L.P.’s wholly owned subsidiary. The Conflicts Committee of the board of directors of Valero GP, LLC approved the terms of the New Omnibus Agreement on March 10, 2006. The New Omnibus Agreement supersedes the Omnibus Agreement among the parties, dated effective April 16, 2001.

Under the New Omnibus Agreement, Valero Energy has agreed, and will cause its controlled affiliates to agree, for so long as Valero Energy owns 20% or more of Valero L.P. or Riverwalk Logistics, not to engage in the business of transporting crude oil and other feedstocks or refined products, including petrochemicals, or operating crude oil storage facilities or refined product terminalling assets in the United States. This restriction does not apply to:

•

any business retained by Ultramar Diamond Shamrock (UDS) as of April 16, 2001, the closing of Valero L.P.’s initial public offering, or any business owned by Valero Energy at the date of its acquisition of UDS on December 31, 2001;

•	any business with a fair market value of less than $10 million;
•

any business acquired by Valero Energy in the future that constitutes less than 50% of the fair market value of a larger acquisition, provided Valero L.P. has been offered and declined the opportunity to purchase the business; and

•	any newly constructed pipeline, terminalling or storage assets that Valero L.P. has not offered to purchase at fair market value within one year of construction.

Also under the New Omnibus Agreement, Valero Energy has agreed to indemnify Valero L.P. for environmental liabilities related to the assets transferred to Valero L.P. in connection with Valero L.P.’s initial public offering, provided that such liabilities arose prior to and are discovered within ten years after that date (excluding liabilities resulting from a change in law after April 16, 2001).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.01

Amended and Restated Omnibus Agreement, entered into on and effective as of March 31, 2006, by and among Valero Energy Corporation, Valero GP, LLC, Riverwalk Logistics, L.P., Valero L.P. and Valero Logistics Operations, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	Valero GP, LLC its general partner

Date: April 5, 2006			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
10.01

Amended and Restated Omnibus Agreement, entered into on and effective as of March 31, 2006, by and among Valero Energy Corporation, Valero GP, LLC, Riverwalk Logistics, L.P., Valero L.P. and Valero Logistics Operations, L.P.